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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): June 2, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry into a Material Definitive Agreement.

         As reported in Southern  California  Edison  Company's  Current Report on Form 8-K filed February 7, 2005,
Southern  California  Edison Company entered into a Credit  Agreement (the "Credit  Agreement") with JPMorgan Chase
Bank, N.A., as Administrative  Agent,  Citicorp North America,  Inc., as Syndication Agent, and Credit Suisse First
Boston,  Lehman  Commercial Paper Inc., and Union Bank of California,  N.A., as Documentation  Agents,  dated as of
February 1, 2005.  Southern  California  Edison  Company has now entered into an amendment of the Credit  Agreement
(the  "Amendment").  The date of the Amendment is May 20, 2005.  However,  the  Amendment did not become  effective until June 2, 2005, when it was approved by the requisite number of lenders.

         A complete copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01       Financial Statements and Exhibits.

(c)         Exhibits

            See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                            /s/ Linda G. Sullivan
                                                          ----------------------------------------------------
                                                                             Linda G. Sullivan
                                                                       Vice President and Controller

June 7, 2005

                                                   EXHIBIT INDEX

Exhibit No.             Description

10.1        First Amendment to Credit Agreement between Southern California Edison Company and
            JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc.,
            as Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc.,
            and Union Bank of California, N.A., as Documentation Agents, dated as of May 20,
            2005.